Exhibit 99.2

Fourth Quarter 2007 Earnings Supplemental Information

Fourth Quarter 2007 Supplemental Information Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 16, 2007 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to February 25, 2008. 1

Fourth Quarter 2007 Supplemental Information Financial Services Division (12.0% of Q4 07 Revenues) • Private financial data and VoIP networks Telecommunications Services Division (20.3% of Q4 07 Revenues) • Call signaling and database access services Q4 07 Revenue $89.0 mm Q4 07 EBITDA $21.9 mm Q4 07 Adj. Earnings $7.5 mm Point-of-Service Division (22.3% of Q4 07 Revenues) • Enables optimized transaction delivery betw een payment processors and ATM or POS terminals International Services Division (45.4% of Q4 07 Revenues) • Provides POS, telecommunications and financial services around the world TNS Divisions 2

Fourth Quarter 2007
Supplemental Information



Q4:07 Financial Overview

($ in millions except per share amounts)

	Q4 07	Q4 06	% Chg
International Services Division	$ 40.4	$ 29.3	38.1%
Financial Services Division	10.7	9.3	15.1%
Telecommunications Services Division	18.0	15.1	19.8%
Point of Sale Division	19.9	20.8	(4.4)%
Total Revenue	$89.0	$74.4	19.6%
Gross Profit	$46.6	$35.9	30.0%
Gross Margin	52.4%	*48.2%*	*420BP*
EBITDA Before Stock Comp Expense(1)	$21.9	$14.1	55.0%
Adjusted Earnings(2)	$7.5	$2.7	NMF
Adjusted Earnings per Share—Diluted(2)	$0.31	$0.11	NMF
Cash Flow from Operations	$6.7	$10.4	NMF

1) *Non-GAAP measures. Included in operating expenses for the fourth quarter 2007 results is a $0.9 million pre-tax charge for severance; included in fourth quarter 2006 operating expenses is a pre-tax charge of $2.8 million related to severance and asset impairment. Excluding the charges from both periods, EBITDA before stock compensation expense was $22.8 million in fourth quarter 2007 versus $16.9 million in fourth quarter 2006.*

2) *Non-GAAP measures. Included in operating expenses for the fourth quarter 2007 results is a $0.9 million pre-tax charge for severance; included in fourth quarter 2006 is a pre-tax charge of 4.6 million for severance, asset impairments, and expenses incurred by the special committee of TNS' board of directors in that period. Excluding the charges from both periods, adjusted earnings was $8.1 million, or $0.33 per share in fourth quarter 2007, versus $5.5 million, or $0.23 per share in fourth quarter 2006.*

TNS

3

Fourth Quarter 2007 Supplemental Information EBITDA1 Calculation ($ in thousands except per share amounts) Q4 07 Q4 06 % Chg Income from operations (GAAP) $5,301 $(3,031) NMF Amortization of intangible assets 7,291 9,085 (19.7)% Depreciation and amortization of property and equipment 5,901 6,261 (5.7)% Stock compensation expense 3,386 1,803 87.8% EBITDA before stock compensation expense $21,879 $14,118 55.0% 4 (1) Non-GAAP measure. EBITDA before stock compensation expense for the fourth quarter of 2007 was $22.8 million excluding the $0.9 million pre-tax charge. EBITDA before stock compensation expense for the fourth quarter of 2006 was $16.9 million excluding the $2.8 million pre-tax charge.

Fourth Quarter 2007 Supplemental Information Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q4 07 Q4 06 % Chg Income before income taxes $1,420 $(4,328) NMF and equity in net loss of unconsolidated affiliate (GAAP) Equity in net loss of affiliate 9 (2,284) NMF Amortization of intangible assets 7,291 9,085 (19.7)% Other debt-related costs 56 - NMF Stock compensation expense 3,386 1,803 87.8% Adjusted Earnings Before Taxes 12,162 4,276 NMF Income tax provision at 38% 4,621 1,625 NMF Adjusted Earnings (1) $7,541 $2,651 NMF Weighted average shares diluted 24,603,577 24,177,155 1.8% Adjusted Earnings Per Share (1) $0.31 $0.11 NMF 5 (1) Non-GAAP measures. Excluding pre-tax charges, adjusted earnings were $8.1 million, or $0.33 per share, for the fourth quarter of 2007 versus $5.5 million, or $0.23 per share, for the fourth quarter of 2006.

Fourth Quarter 2007 Supplemental Information Actual 12/31/07 12/31/06 Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $17.8 $ 17.3 Total Current Assets $108.4 $100.3 Current Ratio 1.43x 1.45x Net Property and Equipment $55.4 $ 58.4 Total Assets $383.1 $381.7 Long-Term Debt $205.5 $121.7 Stockholders’ Equity $92.3 $179.3 Total Debt/Capitalization 68.9% 40.4% Total Liabilities and Equity $383.1 $381.7 Common Shares Outstanding 24.3 24.1 6

Fourth Quarter 2007 Supplemental Information Outlook – Based on 38% Tax Rate (1) Non-GAAP measure. ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $28.6 - $31.1 $25.2 14% - 24% Adjusted Earnings Per Share – Diluted (1)(2) $1.16 - $1.26 $1.04 12% - 22% Q1:08 Q1:07 % Chg Total Revenue ($ millions) $81 -$84 $72.7 11% - 16% Adjusted Earnings(1)(3) ($ millions) $4.5 - $5.4 $4.2 6% - 30% Adjusted Earnings Per Share – Diluted (1)(3) $0.18 - $0.22 $0.17 5% - 28% 7 (2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. (3) Excluded from expenses in the first quarter of 2007 is a $0.9 million pre-tax charge related to severance.

Fourth Quarter 2007 Supplemental Information 8 (2) Excluded from expenses in 2007 is a $3.0 million pre-tax charge related to severance. (3) Excluded from expenses in the fourth quarter of 2007 is a $0.9 million pre-tax charge related to severance. Outlook – Based on 20% Tax Rate (1) Non-GAAP measure. ($ in millions) 2008 2007 % Chg Total Revenue ($ millions) $355 - $363 $325.6 9% - 11% Adjusted Earnings(1)(2) ($ millions) $37.0 - $40.2 $32.5 14% - 24% Adjusted Earnings Per Share – Diluted (1)(2) $1.50 - $1.63 $1.33 12% - 22% Q1:08 Q1:07 % Chg Total Revenue ($ millions) $81 -$84 $72.7 11% - 16% Adjusted Earnings(1)(3) ($ millions) $5.8 - $7.0 $5.4 6% - 30% Adjusted Earnings Per Share – Diluted (1)(3) $0.23 - $0.28 $0.22 5% - 28%